                        SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                     __________

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported) JULY 1, 1999

                        INTERNATIONAL RECTIFIER CORPORATION
                 --------------------------------------------------
                 (Exact name of registrant as specified in charter)


     DELAWARE                     1-7935                       95-1528961
     --------------------------------------------------------------------
     (State or other            (Commission                (IRS employer
     jurisdiction of            file number)               identification
     incorporation)                                        number)


                  233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
                  -----------------------------------------------
                      (Address of principal executive offices)

                                   (310) 726-8000
                ----------------------------------------------------
                (Registrant's telephone number, including area code)


                                     NO CHANGE
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 5.        OTHER EVENTS

               On July 1, 1999, International Rectifier Corporation entered into a $225 million secured credit agreement agented by Banque Nationale de Paris and Sanwa Bank California. After using proceeds to refinance substantially all of its existing domestic indebtedness, $70 million is available under a five year revolving credit facility.

               EXHIBIT INDEX
               -------------
EXHIBIT NO.    NAME OF ITEM
-----------    ------------
10.1           Credit Agreement dated July 1, 1999, by and among International
               Rectifier Corporation, Banque Nationale de Paris, as Sole
               Arranger, Administrative Agent and Issuing Bank, and Sanwa Bank
               California as Syndication Agent.


10.2 Security Agreement dated July 1, 1999, from the Grantors named therein as Grantors to Banque Nationale de Paris, as Agent.

                                     -2-

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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INTERNATIONAL RECTIFIER CORPORATION


Date: July 1, 1999                 By:  /s/ Michael P. McGee
                                      -----------------------
                                   Name:     MICHAEL P. MCGEE
                                   Title:    Executive Vice President, Chief
                                             Financial Officer and Principal
                                             Accounting Officer

                                     -3-